Exhibit 99.2

Supplemental Financial Information May 7, 2018

Supplemental Financial Information For the quarter ended March 31, 2018 May 7, 2018

Supplemental Financial Information May 7, 2018

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statement	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q1 2018 – Q1 2017	10
Consolidated Statements of Operations Q1 2018/2017	12
Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q1 2018/2017	13
Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q1 2018/2017	14
Pro Forma Consolidated Statements of Operations Q1 2018 – Q2 2017, FY 2017	15
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q1 2018	16
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q1 2018	17
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q1 2018 Footnotes	18
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest FY 2017	19
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders FY 2017	20
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2017 Footnotes	21
EARNINGS GUIDANCE	22
Earnings Guidance for Q2 and FY 2018	23
Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and Adjusted FFO Attributable to Common Stockholders Q2 and FY 2018	25

Supplemental Financial Information May 7, 2018

Supplemental Financial Information May 7, 2018

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information May 7, 2018

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (“REIT”) that as of May 7, 2018 has interests in 25 hotels comprised of 12,450 rooms. Sunstone’s primary business is to acquire, own, asset manage and renovate hotels considered to be long-term relevant real estate, the majority of which are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of long-term relevant real estate in the lodging sector. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information May 7, 2018

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of May 7, 2018, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information May 7, 2018

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions. Our presentation of Adjusted EBITDAre, excluding noncontrolling interest results in a similar metric as our previous disclosure of Adjusted EBITDA.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information May 7, 2018

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Noncash ground rent: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the actual rent amounts due to the respective lessors in the current period and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; property-level restructuring, severance and management transition costs; lease terminations; and uninsured losses.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information May 7, 2018

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net income (loss) allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We  also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. Additionally, we include an adjustment for the cash ground lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles and the building lease at the Hyatt Centric Chicago Magnificent Mile. We have determined that both of these leases are capital leases, and, therefore, we include a portion of the capital lease payments each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We  also exclude the effect of gains and losses on the disposition of undepreciable assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and capital lease obligations, the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as changes to deferred tax assets or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 14 of this supplemental package.

Our 25 Hotel Comparable Portfolio is comprised of all 25 hotels we owned as of March 31, 2018, and includes both our results and the prior owner’s results for the Oceans Edge Resort & Marina acquired in July 2017. We obtained prior ownership information from the Oceans Edge Resort & Marina’s previous owner during the due diligence period before acquiring the hotel. We performed a limited review of the information as part of our analysis of the acquisition. We caution you not to place undue reliance on the prior ownership information. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information May 7, 2018

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 7, 2018

Condensed Consolidated Balance Sheets
Q1 2018 – Q1 2017

(In thousands)	March 31, 2018 (1)	December 31, 2017 (2)	September 30, 2017 (3)	June 30, 2017 (4)	March 31, 2017 (5)
Assets
Investment in hotel properties:
Land	$605,054	$605,054	$623,493	$529,401	$531,660
Buildings & improvements	3,067,473	3,049,569	3,195,726	3,163,757	3,174,081
Furniture, fixtures, & equipment	496,492	484,749	502,775	522,623	522,806
Other	115,365	103,631	89,021	84,544	98,636
	4,284,384	4,243,003	4,411,015	4,300,325	4,327,183
Less accumulated depreciation & amortization	(1,173,497)	(1,136,937)	(1,175,962)	(1,195,356)	(1,177,711)
	3,110,887	3,106,066	3,235,053	3,104,969	3,149,472

Other noncurrent assets, net	33,016	23,622	24,787	16,876	12,032

Current assets:
Cash and cash equivalents	467,050	488,002	466,519	597,318	441,830
Restricted cash	79,336	71,309	71,546	66,415	64,414
Other current assets, net	62,496	46,006	56,592	56,371	64,733
Assets held for sale, net	—	122,807	—	—	—
Total assets	$3,752,785	$3,857,812	$3,854,497	$3,841,949	$3,732,481

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 7, 2018

Condensed Consolidated Balance Sheets
Q1 2018– Q1 2017 (cont.)

(In thousands)	March 31, 2018 (1)	December 31, 2017 (2)	September 30, 2017 (3)	June 30, 2017 (4)	March 31, 2017 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$5,569	$5,477	$9,161	$9,023	$8,898
Other current liabilities	110,685	236,893	115,825	109,989	111,419
Liabilities of assets held for sale	—	189	—	—	—
Total current liabilities	116,254	242,559	124,986	119,012	120,317

Notes payable, less current portion, net	975,779	977,282	977,634	980,066	982,460
Capital lease obligations, less current portion	26,854	26,804	26,756	15,574	15,574
Other liabilities	31,041	28,989	29,774	36,631	36,917
Total liabilities	1,149,928	1,275,634	1,159,150	1,151,283	1,155,268

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,256	2,253	2,253	2,252	2,204

Additional paid in capital	2,677,099	2,679,221	2,677,251	2,672,216	2,594,724
Retained earnings	968,293	932,277	912,881	897,968	848,736
Cumulative dividends and distributions	(1,284,501)	(1,270,013)	(1,136,119)	(1,121,645)	(1,107,180)
Total stockholders' equity	2,553,147	2,533,738	2,646,266	2,640,791	2,528,484
Noncontrolling interest in consolidated joint venture	49,710	48,440	49,081	49,875	48,729
Total equity	2,602,857	2,582,178	2,695,347	2,690,666	2,577,213
Total liabilities and equity	$3,752,785	$3,857,812	$3,854,497	$3,841,949	$3,732,481

(1)	As presented on Form 10-Q to be filed in May 2018.
(2)	As presented on Form 10-K filed on February 14, 2018.
(3)	As presented on Form 10-Q filed on November 1, 2017.
(4)	As presented on Form 10-Q filed on August 3, 2017.
(5)	As presented on Form 10-Q filed on May 4, 2017.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information May 7, 2018

Consolidated Statements of Operations
Q1 2018/2017

	Three Months Ended March 31,
(In thousands, except per share data)	2018	2017
Revenues
Room	$180,276	$190,367
Food and beverage	74,266	75,501
Other operating	16,904	14,875
Total revenues	271,446	280,743
Operating expenses
Room	51,095	51,292
Food and beverage	50,154	50,537
Other operating	3,941	3,831
Advertising and promotion	13,906	14,946
Repairs and maintenance	11,103	10,967
Utilities	7,475	7,222
Franchise costs	7,853	8,055
Property tax, ground lease and insurance	21,781	21,287
Other property-level expenses	33,907	34,738
Corporate overhead	7,102	6,779
Depreciation and amortization	36,688	40,807
Total operating expenses	245,005	250,461
Operating income	26,441	30,282
Interest and other income	1,491	721
Interest expense	(8,876)	(11,249)
Loss on extinguishment of debt	—	(4)
Gain on sale of assets	15,659	44,285
Income before income taxes	34,715	64,035
Income tax benefit (provision), net	3,740	(208)
Net income	38,455	63,827
Income from consolidated joint venture attributable to noncontrolling interest	(2,439)	(1,992)
Preferred stock dividends	(3,207)	(3,207)
Income attributable to common stockholders	$32,809	$58,628

Basic and diluted per share amounts:
Basic and diluted income attributable to common stockholders per common share	$0.15	$0.27

Basic and diluted weighted average common shares outstanding	224,282	219,093

Distributions declared per common share	$0.05	$0.05

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information May 7, 2018

Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q1 2018/2017

	Three Months Ended March 31,
(In thousands)	2018	2017
Net income	$38,455	$63,827
Operations held for investment:
Depreciation and amortization	36,688	40,807
Amortization of lease intangibles	63	63
Interest expense	8,876	11,249
Income tax (benefit) provision, net	(3,740)	208
Gain on sale of assets, net	(15,669)	(44,570)
EBITDAre	64,673	71,584

Operations held for investment:
Amortization of deferred stock compensation	2,000	1,749
Amortization of favorable and unfavorable contracts, net	3	99
Noncash ground rent	(281)	(275)
Capital lease obligation interest - cash ground rent	(589)	(351)
Loss on extinguishment of debt	—	4
Hurricane-related uninsured losses	69	—
Prior year property tax adjustments, net	(19)	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,439)	(1,992)
Depreciation and amortization	(638)	(875)
Interest expense	(435)	(457)
Noncash ground rent	72	72
	(2,257)	(2,026)
Adjusted EBITDAre, excluding noncontrolling interest	$62,416	$69,558

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information May 7, 2018

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2018/2017

	Three Months Ended March 31,
(In thousands, except per share data)	2018	2017
Net income	$38,455	$63,827
Preferred stock dividends	(3,207)	(3,207)
Operations held for investment:
Real estate depreciation and amortization	36,594	40,678
Amortization of lease intangibles	63	63
Gain on sale of assets, net	(15,669)	(44,570)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,439)	(1,992)
Real estate depreciation and amortization	(638)	(875)
FFO attributable to common stockholders	53,159	53,924

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	3	99
Noncash ground rent	(281)	(275)
Noncash interest on derivatives and capital lease obligations, net	(3,137)	(657)
Loss on extinguishment of debt	—	4
Hurricane-related uninsured losses	69	—
Prior year property tax adjustments, net	(19)	—
Noncash income tax benefit	(3,966)	—
Noncontrolling interest:
Noncash ground rent	72	72
Noncash interest on derivative, net	3	(4)
	(7,256)	(761)
Adjusted FFO attributable to common stockholders	$45,903	$53,163
FFO attributable to common stockholders per diluted share	$0.24	$0.25
Adjusted FFO attributable to common stockholders per diluted share	$0.20	$0.24

Basic weighted average shares outstanding	224,282	219,093
Shares associated with unvested restricted stock awards	343	262
Diluted weighted average shares outstanding	224,625	219,355

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information May 7, 2018

Pro Forma Consolidated Statements of Operations
Q1 2018 – Q2 2017, FY 2017

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	March 31,	December 31,	September 30,	June 30,	December 31,
	2018	2017	2017	2017	2017
Revenues
Room	$179,896	$191,532	$207,227	$215,937	$795,523
Food and beverage	74,067	70,103	66,040	75,036	282,371
Other operating	16,880	16,348	19,143	16,739	66,590
Total revenues	270,843	277,983	292,410	307,712	1,144,484

Operating Expenses
Room	50,923	50,900	52,439	52,846	205,118
Food and beverage	49,782	47,743	46,909	48,395	190,321
Other expenses	98,964	96,429	102,070	99,901	394,425
Corporate overhead	7,102	7,232	7,233	7,573	28,817
Depreciation and amortization	36,688	36,765	37,887	38,290	152,203
Impairment loss	—	5,626	34,427	—	40,053
Total operating expenses	243,459	244,695	280,965	247,005	1,010,937

Operating Income	27,384	33,288	11,445	60,707	133,547

Interest and other income	1,491	1,743	1,027	849	4,340
Interest expense	(8,876)	(10,425)	(17,008)	(13,084)	(51,766)
Loss on extinguishment of debt	—	(820)	—	—	(824)
Income (loss) before income taxes and discontinued operations	19,999	23,786	(4,536)	48,472	85,297
Income tax benefit (provision), net	3,740	(4,766)	12,991	(242)	7,775
Income from continuing operations	23,739	19,020	8,455	48,230	93,072
Income from discontinued operations	—	—	7,000	—	7,000
Net Income	$23,739	$19,020	$15,455	$48,230	$100,072

Adjusted EBITDAre, excluding noncontrolling interest (2)	$63,359	$75,731	$84,151	$99,032	$324,751

(1)

Includes the Company's ownership results and prior ownership results for the 25 Hotel Comparable Portfolio. Excludes the Company's ownership results for the Marriott Philadelphia and Marriott Quincy due to their sales in January 2018, and the Marriott Park City and Fairmont Newport Beach due to their sales in June 2017 and February 2017, respectively.

(2)

Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the three months ended March 31, 2018 and the year ended December 31, 2017 can be found on pages 16 and 19, respectively, of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information May 7, 2018

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q1 2018

	Three Months Ended March 31, 2018
		Disposition:	Disposition:
		Marriott	Marriott	Pro
(In thousands)	Actual (1)	Philadelphia (2)	Quincy (3)	Forma (4)

Net income	$38,455	$(15,056)	$340	$23,739
Operations held for investment:
Depreciation and amortization	36,688	—	—	36,688
Amortization of lease intangibles	63	—	—	63
Interest expense	8,876	—	—	8,876
Income tax benefit, net	(3,740)	—	—	(3,740)
Gain on sale of assets, net	(15,669)	15,408	251	(10)
EBITDAre	64,673	352	591	65,616

Operations held for investment:
Amortization of deferred stock compensation	2,000	—	—	2,000
Amortization of favorable and unfavorable contracts, net	3	—	—	3
Noncash ground rent	(281)	—	—	(281)
Capital lease obligation interest - cash ground rent	(589)	—	—	(589)
Hurricane-related uninsured losses	69	—	—	69
Prior year property tax adjustments, net	(19)	—	—	(19)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,439)	—	—	(2,439)
Depreciation and amortization	(638)	—	—	(638)
Interest expense	(435)	—	—	(435)
Noncash ground rent	72	—	—	72
	(2,257)	—	—	(2,257)

Adjusted EBITDAre, excluding noncontrolling interest	$62,416	$352	$591	$63,359

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information May 7, 2018

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2018

	Three Months Ended March 31, 2018
		Disposition:	Disposition:
		Marriott	Marriott	Pro
(In thousands, except per share amounts)	Actual (1)	Philadelphia (2)	Quincy (3)	Forma (4)

Net income	$38,455	$(15,056)	$340	$23,739
Preferred stock dividends	(3,207)	—	—	(3,207)
Operations held for investment:
Real estate depreciation and amortization	36,594	—	—	36,594
Amortization of lease intangibles	63	—	—	63
Gain on sale of assets, net	(15,669)	15,408	251	(10)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,439)	—	—	(2,439)
Real estate depreciation and amortization	(638)	—	—	(638)
FFO attributable to common stockholders	53,159	352	591	54,102

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	3	—	—	3
Noncash ground rent	(281)	—	—	(281)
Noncash interest on derivatives and capital lease obligations, net	(3,137)	—	—	(3,137)
Hurricane-related uninsured losses	69	—	—	69
Prior year property tax adjustments, net	(19)	—	—	(19)
Noncash income tax benefit	(3,966)	—	—	(3,966)
Noncontrolling interest:
Noncash ground rent	72	—	—	72
Noncash interest on derivative, net	3	—	—	3
	(7,256)	—	—	(7,256)

Adjusted FFO attributable to common stockholders	$45,903	$352	$591	$46,846

FFO attributable to common stockholders per diluted share	$0.24			$0.24

Adjusted FFO attributable to common stockholders per diluted share	$0.20			$0.21

Basic weighted average shares outstanding	224,282			224,282
Shares associated with unvested restricted stock awards	343			343
Diluted weighted average shares outstanding	224,625			224,625

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information May 7, 2018

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2018 Footnotes

(1)

Actual represents the Company's ownership results for all 25 hotels owned by the Company as of March 31, 2018, as well as results for the Marriott Philadelphia and the Marriott Quincy prior to their dispositions in January 2018.

(2)	Disposition: Marriott Philadelphia represents the Company's ownership results for the hotel, sold in January 2018.
(3)	Disposition: Marriott Quincy represents the Company's ownership results for the hotel, sold in January 2018.
(4)	Pro Forma represents the Company's ownership results for the 25 Hotel Comparable Portfolio.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information May 7, 2018

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
FY 2017

	Year Ended December 31, 2017
		Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Issuance:
		Fairmont	Marriott	Marriott	Marriott	Oceans Edge	Common	Pro
(In thousands)	Actual (1)	Newport Beach (2)	Park City (3)	Philadelphia (4)	Quincy (5)	Resort & Marina (6)	Stock (7)	Forma (8)

Net income	$153,004	$(45,304)	$(2,636)	$(2,230)	$(4,155)	$1,393	$—	$100,072
Operations held for investment:
Depreciation and amortization	158,634	—	(699)	(2,510)	(4,685)	1,463	—	152,203
Amortization of lease intangibles	251	—	—	—	—	—	—	251
Interest expense	51,766	—	—	—	—	—	—	51,766
Income tax benefit, net	(7,775)	—	—	—	—	—	—	(7,775)
Gain on sale of assets, net	(45,747)	44,285	1,189	—	—	—	—	(273)
Impairment loss	40,053	—	—	—	—	—	—	40,053
EBITDAre	350,186	(1,019)	(2,146)	(4,740)	(8,840)	2,856	—	336,297

Operations held for investment:
Amortization of deferred stock compensation	8,042	—	—	—	—	—	—	8,042
Amortization of favorable and unfavorable contracts, net	218	—	—	—	—	—	—	218
Noncash ground rent	(1,122)	—	—	—	—	—	—	(1,122)
Capital lease obligation interest - cash ground rent	(1,867)	—	—	—	—	—	—	(1,867)
Loss on extinguishment of debt	824	—	—	—	—	—	—	824
Hurricane-related uninsured losses	1,690	—	—	—	—	—	—	1,690
Closing costs - completed acquisition	729	—	—	—	—	—	—	729
Prior year property tax adjustments, net	(800)	—	—	—	—	—	—	(800)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,628)	—	—	—	—	—	—	(7,628)
Depreciation and amortization	(2,767)	—	—	—	—	—	—	(2,767)
Interest expense	(1,950)	—	—	—	—	—	—	(1,950)
Noncash ground rent	290	—	—	—	—	—	—	290
Loss on extinguishment of debt	(205)	—	—	—	—	—	—	(205)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	—	—	(7,000)
	(11,546)	—	—	—	—	—	—	(11,546)

Adjusted EBITDAre, excluding noncontrolling interest	$338,640	$(1,019)	$(2,146)	$(4,740)	$(8,840)	$2,856	$—	$324,751

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information May 7, 2018

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2017

	Year Ended December 31, 2017
		Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Issuance:
		Fairmont	Marriott	Marriott	Marriott	Oceans Edge	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Newport Beach (2)	Park City (3)	Philadelphia (4)	Quincy (5)	Resort & Marina (6)	Stock (7)	Forma (8)

Net income	$153,004	$(45,304)	$(2,636)	$(2,230)	$(4,155)	$1,393	$—	$100,072
Preferred stock dividends	(12,830)	—	—	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	158,177	—	(699)	(2,510)	(4,685)	1,463	—	151,746
Amortization of lease intangibles	251	—	—	—	—	—	—	251
Gain on sale of assets, net	(45,747)	44,285	1,189	—	—	—	—	(273)
Impairment loss	40,053	—	—	—	—	—	—	40,053
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,628)	—	—	—	—	—	—	(7,628)
Real estate depreciation and amortization	(2,767)	—	—	—	—	—	—	(2,767)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	—	—	(7,000)
FFO attributable to common stockholders	275,513	(1,019)	(2,146)	(4,740)	(8,840)	2,856	—	261,624

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	218	—	—	—	—	—	—	218
Noncash ground rent	(1,122)	—	—	—	—	—	—	(1,122)
Noncash interest on derivatives and capital lease obligations, net	3,106	—	—	—	—	—	—	3,106
Loss on extinguishment of debt	824	—	—	—	—	—	—	824
Hurricane-related uninsured losses	1,690	—	—	—	—	—	—	1,690
Closing costs - completed acquisition	729	—	—	—	—	—	—	729
Prior year property tax adjustments, net	(800)	—	—	—	—	—	—	(800)
Noncash income tax benefit, net	(9,235)	—	—	—	—	—	—	(9,235)
Noncontrolling interest:
Noncash ground rent	290	—	—	—	—	—	—	290
Noncash interest on derivative, net	(30)	—	—	—	—	—	—	(30)
Loss on extinguishment of debt	(205)	—	—	—	—	—	—	(205)
	(4,535)	—	—	—	—	—	—	(4,535)

Adjusted FFO attributable to common stockholders	$270,978	$(1,019)	$(2,146)	$(4,740)	$(8,840)	$2,856	$—	$257,089

FFO attributable to common stockholders per diluted share	$1.24							$1.17

Adjusted FFO attributable to common stockholders per diluted share	$1.22							$1.15

Basic weighted average shares outstanding	221,898						2,202	224,100
Shares associated with unvested restricted stock awards	391						—	391
Diluted weighted average shares outstanding	222,289						2,202	224,491

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information May 7, 2018

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
FY 2017 Footnotes

(1)

Actual represents the Company's ownership results for all 27 hotels owned by the Company as of December 31, 2017, as well as results for the Fairmont Newport Beach and the Marriott Park City prior to their dispositions in February 2017 and June 2017, respectively.

(2)	Disposition: Fairmont Newport Beach represents the Company's ownership results for the hotel, sold in February 2017.
(3)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(4)	Disposition: Marriott Philadelphia represents the Company's ownership results for the hotel, sold in January 2018.
(5)	Disposition: Marriott Quincy represents the Company's ownership results for the hotel, sold in January 2018.
(6)	Acquisition: Oceans Edge Resort & Marina represents prior ownership results for the hotel acquired in July 2017, adjusted for the Company's pro forma depreciation expense.
(7)

Issuance: Common Stock represents the 4,685,023 shares and the 191,832 shares issued in connection with the Company's ATM program in the second quarter of 2017 and July 2017, respectively. The 191,832 shares were sold at the end of June, but due to customary settlement periods, the shares were not delivered until July.

(8)	Pro Forma represents the Company's ownership results and prior ownership results for the 25 Hotel Comparable Portfolio, as well as the common stock issuances in 2017.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information May 7, 2018

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 22

Supplemental Financial Information May 7, 2018

Earnings Guidance for Q2 and FY 2018

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business, changes in its operating environment or any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, uninsured property losses, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, or unannounced financings during 2018. The Company’s 2018 guidance does include anticipated displacement from the scheduled 2018 capital investment projects. The Company expects the negative impact of its 2018 capital investment projects to result in approximately 100 basis points less annual RevPAR growth and approximately $6 million to $8 million less Adjusted EBITDAre, excluding noncontrolling interest. The Company’s 2018 guidance does not anticipate any acceleration in business travel resulting from the recent federal tax cuts or other stimulus programs.

For the second quarter of 2018, the Company expects:

Metric	Quarter Ended June 30, 2018 Guidance (1)
Net Income ($ millions)	$48 to $51
25 Hotel Comparable Portfolio RevPAR Growth	+ 0.5% to + 2.5%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$96 to $99
Adjusted FFO Attributable to Common Stockholders ($ millions)	$77 to $81
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.34 to $0.36
Diluted Weighted Average Shares Outstanding	224,800,000

For the full year of 2018, the Company expects:

Metric	Full Year 2018 Guidance (2)	Adjustments (3)	Adjusted Prior Full Year 2018 Guidance	Current Full Year 2018 Guidance (1)	Change in Full Year 2018 Guidance Midpoint
Net Income ($ millions)	$115 to $140	+ $16	$130 to $156	$145 to $164	+ $11
25 Hotel Comparable Portfolio RevPAR Growth	- 0.5% to + 2.5%	―	- 0.5% to + 2.5%	0% to + 2.5%	+ 0.3%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$303 to $327	$0	$303 to $327	$310 to $328	+ $4
Adjusted FFO Attributable to Common Stockholders ($ millions)	$235 to $259	$0	$235 to $259	$242 to $261	+ $4
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.05 to $1.15	- $0.01	$1.04 to $1.15	$1.07 to $1.16	+ $0.02
Diluted Weighted Average Shares Outstanding	225,000,000	―	225,000,000	225,000,000	―

(1)	See page 25 for a detailed reconciliation.
(2)	Reflects guidance presented on February 12, 2018.
(3)

Adjustments reflect the cumulative impact of operating results for the Marriott Philadelphia and the Marriott Quincy before their sale in January 2018, including severance payments associated with the sale, the net gain on the sale of the hotels, and the effect on net income of business interruption proceeds at the Oceans Edge Resort & Marina recognized during the first quarter of 2018.

EARNINGS GUIDANCE	Page 23

Supplemental Financial Information May 7, 2018

Earnings Guidance for Q2 and FY 2018

Second quarter and full year 2018 guidance are based in part on the following assumptions:

•	Full year 25 Hotel Comparable Portfolio RevPAR guidance is negatively impacted by approximately 100 basis points, resulting from planned 2018 capital investment projects.
•	Full year revenue displacement of $9 million to $11 million, related to planned 2018 capital investment projects.
•	Full year Adjusted EBITDAre, excluding noncontrolling interest displacement of approximately $6 million to $8 million, related to planned 2018 capital investment projects.
•

Full year 25 Hotel Comparable Portfolio Adjusted EBITDAre Margin is expected to decline 50 basis points to 100 basis points, which is negatively impacted by approximately 40 basis points resulting from planned 2018 capital investment projects.

•	Full year corporate overhead expense (excluding deferred stock amortization) of approximately $21 million to $22 million.
•	Full year amortization of deferred stock compensation expense of approximately $9 million.
•

Full year interest expense of approximately $46 million, including approximately $3 million in amortization of deferred financing fees, approximately $2 million of capital lease obligation interest and approximately $3 million noncash gain on derivatives.

•	Full year total preferred dividends of $13 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 24

Supplemental Financial Information May 7, 2018

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and

Adjusted FFO Attributable to Common Stockholders
Q2 and FY 2018

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest

	Quarter Ended		Year Ended
	June 30, 2018		December 31, 2018
(In thousands, except per share data)	Low	High	Low	High

Net income	$47,900	$51,400	$144,800	$163,900
Depreciation and amortization	36,200	36,100	145,100	144,700
Amortization of lease intangibles	100	100	300	300
Interest expense	12,700	12,400	45,900	45,500
Income tax provision (benefit), net	200	200	(3,100)	(3,100)
Gain on sale of assets, net	—	—	(15,700)	(15,700)
Noncontrolling interest	(3,100)	(3,200)	(12,900)	(13,200)
Amortization of deferred stock compensation	2,900	2,900	9,000	9,000
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Capital lease obligation interest - cash ground rent	(600)	(600)	(2,400)	(2,400)
Hurricane-related uninsured losses	—	—	100	100
Adjusted EBITDAre, excluding noncontrolling interest	$96,000	$99,000	$310,000	$328,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$47,900	$51,400	$144,800	$163,900
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	35,700	35,600	144,400	144,200
Amortization of lease intangibles	100	100	300	300
Gain on sale of assets, net	—	—	(15,700)	(15,700)
Noncontrolling interest	(2,900)	(3,000)	(11,200)	(11,400)
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Noncash interest on derivatives and capital lease obligations, net	100	100	(3,000)	(3,000)
Hurricane-related uninsured losses	—	—	100	100
Noncash income tax benefit	—	—	(4,000)	(4,000)
Adjusted FFO attributable to common stockholders	$77,400	$80,700	$241,800	$260,500

Adjusted FFO attributable to common stockholders per diluted share	$0.34	$0.36	$1.07	$1.16

Diluted weighted average shares outstanding	224,800	224,800	225,000	225,000

EARNINGS GUIDANCE	Page 25

Supplemental Financial Information May 7, 2018

CAPITALIZATION

CAPITALIZATION	Page 26

Supplemental Financial Information May 7, 2018

Comparative Capitalization
Q1 2018 – Q1 2017

	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2018	2017	2017	2017	2017

Common Share Price & Dividends
At the end of the quarter	$15.22	$16.53	$16.07	$16.12	$15.33
High during quarter ended	$17.26	$17.44	$16.67	$16.72	$15.65
Low during quarter ended	$14.33	$15.90	$15.23	$14.89	$14.24
Common dividends per share	$0.05	$0.58	$0.05	$0.05	$0.05

Common Shares & Units
Common shares outstanding	225,615	225,322	225,322	225,152	220,417
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	225,615	225,322	225,322	225,152	220,417

Capitalization
Market value of common equity	$3,433,856	$3,724,567	$3,620,919	$3,629,453	$3,378,999
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	988,510	990,402	992,149	994,759	997,346
Consolidated total capitalization	4,612,366	4,904,969	4,803,068	4,814,212	4,566,345

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(54,979)	(55,184)	(55,386)
Pro rata total capitalization	$4,557,366	$4,849,969	$4,748,089	$4,759,028	$4,510,959

Consolidated debt to total capitalization	21.4%	20.2%	20.7%	20.7%	21.8%
Pro rata debt to pro rata total capitalization	20.5%	19.3%	19.7%	19.7%	20.9%
Consolidated debt and preferred equity to total capitalization	25.6%	24.1%	24.6%	24.6%	26.0%
Pro rata debt and preferred equity to pro rata total capitalization	24.7%	23.2%	23.7%	23.7%	25.1%

CAPITALIZATION	Page 27

Supplemental Financial Information May 7, 2018

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2018	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$81,056	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	116,139	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	84,913	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	61,402	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				768,510	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 1.05%	12/09/2020	220,000	220,000
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$988,510	$952,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.7%
% Floating Rate Debt				22.3%
Average Interest Rate (1)				4.12%
Weighted Average Maturity of Debt				5.2 years

(1)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at March 31, 2018, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 28

Supplemental Financial Information May 7, 2018

Consolidated Amortization and Debt Maturity Schedule

As of March 31, 2018

(1)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the March 31, 2018 consolidated total capitalization as presented on page 27.

CAPITALIZATION	Page 29

Supplemental Financial Information May 7, 2018

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 30

Supplemental Financial Information May 7, 2018

Hotel Information as of May 7, 2018

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	9.56%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	8.51%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	6.48%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	6.46%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	6.27%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	5.00%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	4.39%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	4.02%	100%	Fee Simple		2007
9	JW Marriott New Orleans (2)	Louisiana	Marriott	501	4.02%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.86%	100%	Fee Simple		2002
11	Hilton Times Square	New York	Hilton	478	3.84%	100%	Leasehold	2091	2006
12	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.37%	100%	Leasehold	2097	2012
13	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.31%	100%	Fee Simple		2007
14	Hyatt Regency Newport Beach	California	Hyatt	408	3.28%	100%	Leasehold	2048	2002
15	Marriott Tysons Corner	Virginia	Marriott	396	3.18%	100%	Fee Simple		2002
16	Marriott Houston	Texas	Marriott	390	3.13%	100%	Fee Simple		2002
17	Renaissance Long Beach	California	Marriott	374	3.00%	100%	Fee Simple		2005
18	Embassy Suites Chicago	Illinois	Hilton	368	2.96%	100%	Fee Simple		2002
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.90%	100%	Fee Simple		2012
20	Renaissance Westchester	New York	Marriott	348	2.80%	100%	Fee Simple		2010
21	Embassy Suites La Jolla	California	Hilton	340	2.73%	100%	Fee Simple		2006
22	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.02%	100%	Fee Simple		2013
23	Marriott Portland	Oregon	Marriott	249	2.00%	100%	Fee Simple		2000
24	Courtyard by Marriott Los Angeles (3)	California	Marriott	187	1.50%	100%	Leasehold	2096	1999
25	Oceans Edge Resort & Marina	Florida	Independent	175	1.41%	100%	Fee Simple		2017

	Total 25 Hotel Portfolio			12,450	100%

(1)	Assumes the full exercise of all lease extensions.
(2)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

(3)	Hotel is subject to a ground lease that contains a purchase right option in 2037, which the Company intends to exercise.

PROPERTY-LEVEL DATA	Page 31

Supplemental Financial Information May 7, 2018

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 32

Supplemental Financial Information May 7, 2018

Property-Level Operating Statistics

Q1 2018/2017

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2018	2017	Variance	2018	2017	Variance	2018	2017	Variance
1	Hilton San Diego Bayfront	$243.43	$248.23	-1.9%	86.1%	82.2%	4.7%	$209.59	$204.05	2.7%
2	Boston Park Plaza	$160.58	$161.50	-0.6%	70.0%	62.7%	11.6%	$112.41	$101.26	11.0%
3	Renaissance Washington DC	$228.69	$255.14	-10.4%	74.4%	81.3%	-8.5%	$170.15	$207.43	-18.0%
4	Hyatt Regency San Francisco (1)	$299.75	$322.01	-6.9%	84.5%	85.9%	-1.6%	$253.29	$276.61	-8.4%
5	Renaissance Orlando at SeaWorld ®	$190.67	$197.24	-3.3%	82.7%	80.7%	2.5%	$157.68	$159.17	-0.9%
6	Renaissance Harborplace	$148.61	$155.89	-4.7%	59.6%	73.0%	-18.4%	$88.57	$113.80	-22.2%
7	Wailea Beach Resort	$443.04	$369.64	19.9%	94.8%	86.8%	9.2%	$420.00	$320.85	30.9%
8	Renaissance Los Angeles Airport (1)	$152.63	$161.51	-5.5%	81.4%	89.7%	-9.3%	$124.24	$144.87	-14.2%
9	JW Marriott New Orleans	$217.87	$217.29	0.3%	84.5%	85.4%	-1.1%	$184.10	$185.57	-0.8%
10	Hilton North Houston	$105.67	$112.45	-6.0%	71.9%	67.8%	6.0%	$75.98	$76.24	-0.3%
11	Hilton Times Square	$217.41	$209.60	3.7%	99.2%	99.2%	0.0%	$215.67	$207.92	3.7%
12	Hyatt Centric Magnificent Mile	$133.99	$133.50	0.4%	73.7%	61.9%	19.1%	$98.75	$82.64	19.5%
13	Marriott Boston Long Wharf (1)	$251.17	$235.92	6.5%	41.5%	80.7%	-48.6%	$104.24	$190.39	-45.3%
14	Hyatt Regency Newport Beach	$171.78	$172.00	-0.1%	79.9%	81.1%	-1.5%	$137.25	$139.49	-1.6%
15	Marriott Tysons Corner	$164.43	$161.80	1.6%	69.7%	72.7%	-4.1%	$114.61	$117.63	-2.6%
16	Marriott Houston	$96.82	$104.34	-7.2%	78.5%	76.8%	2.2%	$76.00	$80.13	-5.2%
17	Renaissance Long Beach	$193.19	$192.44	0.4%	83.9%	82.0%	2.3%	$162.09	$157.80	2.7%
18	Embassy Suites Chicago	$135.24	$134.33	0.7%	79.8%	76.9%	3.8%	$107.92	$103.30	4.5%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$110.38	$115.73	-4.6%	77.8%	66.1%	17.7%	$85.88	$76.50	12.3%
20	Renaissance Westchester	$148.90	$148.18	0.5%	69.7%	61.7%	13.0%	$103.78	$91.43	13.5%
21	Embassy Suites La Jolla	$190.46	$191.84	-0.7%	83.9%	79.8%	5.1%	$159.80	$153.09	4.4%
22	Hilton New Orleans St. Charles	$195.39	$186.27	4.9%	83.0%	87.1%	-4.7%	$162.17	$162.24	0.0%
23	Marriott Portland	$165.54	$173.90	-4.8%	80.9%	80.1%	1.0%	$133.92	$139.29	-3.9%
24	Courtyard by Marriott Los Angeles	$164.41	$175.22	-6.2%	95.6%	95.3%	0.3%	$157.18	$166.98	-5.9%
25	Oceans Edge Resort & Marina	$290.85	$254.76	14.2%	90.9%	88.8%	2.4%	$264.38	$226.23	16.9%

	25 Hotel Comparable Portfolio (2)	$204.25	$205.42	-0.6%	78.6%	78.7%	-0.1%	$160.54	$161.67	-0.7%

(1)	Operating statistics for the first quarter 2018 are impacted by room renovations at the Hyatt Regency San Francisco, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.
(2)

25 Hotel Comparable Portfolio includes all hotels owned by the Company as of March 31, 2018, and includes both the Company's ownership results and prior ownership results for the Oceans Edge Resort & Marina acquired in July 2017. The Company obtained prior ownership results from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL OPERATING STATISTICS	Page 33

Supplemental Financial Information May 7, 2018

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 34

Supplemental Financial Information May 7, 2018

Operating Statistics by Brand
Q1 2018/2017

		For the Three Months Ended March 31,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	13	76.2%	$209.85	$159.91	80.3%	$206.95	$166.18	-3.8%
Hilton	7	84.0%	$190.50	$160.02	80.4%	$192.58	$154.83	3.3%
Hyatt	3	80.6%	$229.06	$184.62	78.5%	$245.13	$192.43	-4.1%
Other (2)	2	72.9%	$183.60	$133.84	66.0%	$177.31	$117.02	14.4%

25 Hotel Comparable Portfolio (3)	25	78.6%	$204.25	$160.54	78.7%	$205.42	$161.67	-0.7%

(1)	Marriott excludes the Marriott Park City, sold in June 2017, as well as the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.
(2)

Other includes the Boston Park Plaza as well as both the Company's ownership results and prior ownership results for the Oceans Edge Resort & Marina acquired in July 2017. The Company obtained prior ownership results from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. Other excludes the Fairmont Newport Beach sold in February 2017.

(3)	25 Hotel Comparable Portfolio includes all hotels owned by the Company as of March 31, 2018.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 35

Supplemental Financial Information May 7, 2018

25 Hotel Comparable Portfolio Property-Level Trailing 12 Month Adjusted EBITDAre Contribution by Brand

Hyatt
13.1%
Regency 10.8%
Centric 2.3%
Hotels 3
Rooms 1,631
Marriott
49.6%
Renaissance 23.6%
Marriott 20.6%
JW Marriott 4.1%
Courtyard 1.3%
Hotels 13
Rooms 6,115
Hilton
27.2%
Hilton 19.7%
Embassy Suites 5.6%
Hilton Garden Inn 1.9%
Hotels 7
Rooms 3,469
Independent
10.1%

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 36

Supplemental Financial Information May 7, 2018

Operating Statistics by Region
Q1 2018/2017

		For the Three Months Ended March 31,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	7	84.6%	$222.56	$188.29	84.2%	$229.94	$193.61	-2.7%
Other West (2)	4	82.3%	$240.03	$197.54	78.0%	$213.88	$166.83	18.4%
Midwest	3	77.0%	$126.90	$97.71	68.0%	$128.37	$87.29	11.9%
East (3)	11	74.0%	$195.07	$144.35	77.4%	$198.89	$153.94	-6.2%

25 Hotel Comparable Portfolio (4)	25	78.6%	$204.25	$160.54	78.7%	$205.42	$161.67	-0.7%

(1)	California excludes the Fairmont Newport Beach, sold in February 2017.
(2)	Other West excludes the Marriott Park City, sold in June 2017.
(3)

East includes prior ownership results obtained by the Company from the previous owner of the Oceans Edge Resort & Marina during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(4)	25 Hotel Comparable Portfolio includes all hotels owned by the Company as of March 31, 2018.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 37

Supplemental Financial Information May 7, 2018

PROPERTY-LEVEL ADJUSTED EBITDAre  &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 38

Supplemental Financial Information May 7, 2018

Property-Level Adjusted EBITDAre
Q1 2018/2017

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
	(In thousands)	2018	2017
		Hotel Adjusted EBITDAre (2)	Hotel Adjusted EBITDAre (2)	% Change
1	Hilton San Diego Bayfront (1)	$13,784	$13,049	6%
2	Boston Park Plaza	(321)	(106)	-203%
3	Renaissance Washington DC	4,636	7,356	-37%
4	Hyatt Regency San Francisco (3)	6,855	7,775	-12%
5	Renaissance Orlando at SeaWorld ®	10,169	8,850	15%
6	Renaissance Harborplace	1,105	2,315	-52%
7	Wailea Beach Resort	12,645	8,655	46%
8	Renaissance Los Angeles Airport (3)	1,531	2,110	-27%
9	JW Marriott New Orleans	4,586	4,996	-8%
10	Hilton North Houston	956	945	1%
11	Hilton Times Square	91	186	-51%
12	Hyatt Centric Chicago Magnificent Mile	(815)	(949)	14%
13	Marriott Boston Long Wharf (3)	(1,295)	2,561	-151%
14	Hyatt Regency Newport Beach (3)	2,205	2,400	-8%
15	Marriott Tysons Corner	1,674	1,717	-3%
16	Marriott Houston	777	841	-8%
17	Renaissance Long Beach	2,426	2,400	1%
18	Embassy Suites Chicago (3)	332	762	-56%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	(221)	(32)	-591%
20	Renaissance Westchester	5	(17)	129%
21	Embassy Suites La Jolla	2,254	2,255	0%
22	Hilton New Orleans St. Charles	1,730	1,808	-4%
23	Marriott Portland	1,290	1,456	-11%
24	Courtyard by Marriott Los Angeles	978	1,183	-17%
25	Oceans Edge Resort & Marina (3)	3,073	1,178	161%

	25 Hotel Comparable Portfolio (4)	70,450	73,694	-4%

	Less: Prior Ownership Results (5)
	Oceans Edge Resort & Marina	—	(1,178)	N/A

	Add: Sold Hotels (6)
	Fairmont Newport Beach	—	1,019	-100%
	Marriott Park City	—	2,470	-100%
	Marriott Philadelphia	(352)	839	-142%
	Marriott Quincy	(591)	571	-204%

	Actual Portfolio (7)	$69,507	$77,415	-10%

*Footnotes on page 40

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 39

Supplemental Financial Information May 7, 2018

Property-Level Adjusted EBITDAre
Q1 2018/2017 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 43 and 44.
(3)

Hotel Adjusted EBITDAre for the first quarter 2018 is impacted by room renovations at the Hyatt Regency San Francisco, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport, by $1.5 million in business interruption proceeds recognized by the Oceans Edge Resort & Marina, and by a total of $19,000 in non-current year property tax credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $14,000; and Hyatt Regency Newport Beach $5,000.

(4)	25 Hotel Comparable Portfolio includes all hotels owned by the Company as of March 31, 2018.
(5)

Prior Ownership Results include results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(6)

Sold Hotels for both first quarters 2018 and 2017 include results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018. Sold Hotels for the first quarter 2017 also include results for the Fairmont Newport Beach and the Marriott Park City, sold in February 2017 and June 2017, respectively.

(7)

Actual Portfolio for the first quarter 2018 includes all 25 hotels owned by the Company as of March 31, 2018, plus results generated by the Marriott Philadelphia and the Marriott Quincy before their sale in January 2018. Actual Portfolio for the first quarter 2017 includes all 27 hotels owned by the Company as of March 31, 2017, plus results generated by the Fairmont Newport Beach before its sale in February 2017.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 40

Supplemental Financial Information May 7, 2018

Property-Level Adjusted EBITDAre Margins
Q1 2018/2017

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
		2018	2017
		Hotel Adjusted EBITDAre Margin	Hotel Adjusted EBITDAre Margin	Change in bps
1	Hilton San Diego Bayfront (1)	34.0%	34.5%	(50) bps
2	Boston Park Plaza	-2.2%	-0.8%	(140) bps
3	Renaissance Washington DC	24.0%	32.7%	(870) bps
4	Hyatt Regency San Francisco (2)	25.3%	27.4%	(210) bps
5	Renaissance Orlando at SeaWorld ®	39.5%	38.4%	110 bps
6	Renaissance Harborplace	12.9%	22.0%	(910) bps
7	Wailea Beach Resort	43.3%	38.1%	520 bps
8	Renaissance Los Angeles Airport (2)	20.5%	26.2%	(570) bps
9	JW Marriott New Orleans	43.0%	44.2%	(120) bps
10	Hilton North Houston	18.5%	18.5%	— bps
11	Hilton Times Square	0.9%	1.9%	(100) bps
12	Hyatt Centric Chicago Magnificent Mile	-15.1%	-20.1%	500 bps
13	Marriott Boston Long Wharf (2)	-21.0%	23.9%	(4,490) bps
14	Hyatt Regency Newport Beach (2)	24.8%	25.8%	(100) bps
15	Marriott Tysons Corner	30.2%	31.5%	(130) bps
16	Marriott Houston	22.7%	22.9%	(20) bps
17	Renaissance Long Beach	32.4%	32.7%	(30) bps
18	Embassy Suites Chicago (2)	7.7%	17.9%	(1,020) bps
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	-6.8%	-1.1%	(570) bps
20	Renaissance Westchester	0.1%	-0.4%	50 bps
21	Embassy Suites La Jolla	39.2%	41.0%	(180) bps
22	Hilton New Orleans St. Charles	42.5%	44.1%	(160) bps
23	Marriott Portland	35.7%	39.0%	(330) bps
24	Courtyard by Marriott Los Angeles	31.3%	35.8%	(450) bps
25	Oceans Edge Resort & Marina (2) (3)	47.0%	29.6%	1,740 bps

	25 Hotel Comparable Portfolio (4)	26.0%	27.7%	(170) bps

	25 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net (5)	26.0%	27.7%	(170) bps

*Footnotes on page 42

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 41

Supplemental Financial Information May 7, 2018

Property-Level Adjusted EBITDAre Margins
Q1 2018/2017 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Hotel Adjusted EBITDAre Margins for the first quarter 2018 are impacted by room renovations at the Hyatt Regency San Francisco, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport, by $1.5 million in business interruption proceeds recognized by the Oceans Edge Resort & Marina, and by a total of $19,000 in non-current year property tax credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $14,000; and Hyatt Regency Newport Beach $5,000.

(3)

Includes results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(4)	25 Hotel Comparable Portfolio includes all hotels owned by the Company as of March 31, 2018.
(5)

25 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net represents the 25 Hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnote 2.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 42

Supplemental Financial Information May 7, 2018

Property-Level Adjusted EBITDAre Reconciliation Q1 2018

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$40,508	$9,779	$(289)	$2,552	$1,742	$13,784	34.0%
2	Boston Park Plaza	14,647	(4,870)	—	4,549	—	(321)	-2.2%
3	Renaissance Washington DC	19,348	446	—	2,435	1,755	4,636	24.0%
4	Hyatt Regency San Francisco (3)	27,098	3,948	—	2,907	—	6,855	25.3%
5	Renaissance Orlando at SeaWorld ®	25,712	7,998	—	2,171	—	10,169	39.5%
6	Renaissance Harborplace	8,593	(344)	—	1,449	—	1,105	12.9%
7	Wailea Beach Resort	29,196	8,611	—	4,034	—	12,645	43.3%
8	Renaissance Los Angeles Airport (3)	7,456	740	—	791	—	1,531	20.5%
9	JW Marriott New Orleans	10,675	2,682	1	1,002	901	4,586	43.0%
10	Hilton North Houston	5,169	733	2	221	—	956	18.5%
11	Hilton Times Square	10,122	(3,733)	70	2,559	1,195	91	0.9%
12	Hyatt Centric Chicago Magnificent Mile	5,392	(2,315)	—	1,500	—	(815)	-15.1%
13	Marriott Boston Long Wharf (3)	6,176	(3,476)	—	2,181	—	(1,295)	-21.0%
14	Hyatt Regency Newport Beach (3)	8,876	1,321	—	884	—	2,205	24.8%
15	Marriott Tysons Corner	5,538	967	—	707	—	1,674	30.2%
16	Marriott Houston	3,424	488	2	287	—	777	22.7%
17	Renaissance Long Beach	7,490	1,574	—	852	—	2,426	32.4%
18	Embassy Suites Chicago (3)	4,314	(434)	—	766	—	332	7.7%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,231	(1,009)	—	788	—	(221)	-6.8%
20	Renaissance Westchester	4,761	(872)	—	877	—	5	0.1%
21	Embassy Suites La Jolla	5,751	581	—	1,028	645	2,254	39.2%
22	Hilton New Orleans St. Charles	4,073	1,134	—	596	—	1,730	42.5%
23	Marriott Portland	3,609	885	—	405	—	1,290	35.7%
24	Courtyard by Marriott Los Angeles	3,125	685	—	293	—	978	31.3%
25	Oceans Edge Resort & Marina (3)	6,539	2,248	65	760	—	3,073	47.0%

	25 Hotel Comparable Portfolio (4)	270,823	27,767	(149)	36,594	6,238	70,450	26.0%

	Add: Sold Hotels (5)
	Marriott Philadelphia	232	(352)	—	—	—	(352)	-151.7%
	Marriott Quincy	371	(591)	—	—	—	(591)	-159.3%

	Actual Portfolio (6)	$271,426	$26,824	$(149)	$36,594	$6,238	$69,507	25.6%

*Footnotes on page 45

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 43

Supplemental Financial Information May 7, 2018

Property-Level Adjusted EBITDAre Reconciliation Q1 2017

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$37,815	$8,010	$(290)	$3,499	$1,830	$13,049	34.5%
2	Boston Park Plaza	14,040	(5,216)	—	5,110	—	(106)	-0.8%
3	Renaissance Washington DC	22,467	3,071	—	2,491	1,794	7,356	32.7%
4	Hyatt Regency San Francisco	28,426	4,753	—	3,022	—	7,775	27.4%
5	Renaissance Orlando at SeaWorld ®	23,039	6,630	—	2,220	—	8,850	38.4%
6	Renaissance Harborplace	10,531	784	—	1,531	—	2,315	22.0%
7	Wailea Beach Resort	22,720	4,629	—	4,026	—	8,655	38.1%
8	Renaissance Los Angeles Airport	8,050	1,421	—	689	—	2,110	26.2%
9	JW Marriott New Orleans	11,312	2,920	1	1,161	914	4,996	44.2%
10	Hilton North Houston	5,119	127	—	818	—	945	18.5%
11	Hilton Times Square	9,680	(3,653)	77	2,561	1,201	186	1.9%
12	Hyatt Centric Chicago Magnificent Mile	4,711	(2,386)	—	1,437	—	(949)	-20.1%
13	Marriott Boston Long Wharf	10,704	275	—	2,013	273	2,561	23.9%
14	Hyatt Regency Newport Beach	9,291	1,525	—	875	—	2,400	25.8%
15	Marriott Tysons Corner	5,458	967	—	750	—	1,717	31.5%
16	Marriott Houston	3,669	270	—	571	—	841	22.9%
17	Renaissance Long Beach	7,342	1,600	—	800	—	2,400	32.7%
18	Embassy Suites Chicago	4,246	(136)	—	898	—	762	17.9%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,851	(803)	—	771	—	(32)	-1.1%
20	Renaissance Westchester	4,279	(874)	—	857	—	(17)	-0.4%
21	Embassy Suites La Jolla	5,499	579	—	1,019	657	2,255	41.0%
22	Hilton New Orleans St. Charles	4,098	1,205	—	603	—	1,808	44.1%
23	Marriott Portland	3,729	1,067	—	389	—	1,456	39.0%
24	Courtyard by Marriott Los Angeles	3,305	893	—	290	—	1,183	35.8%
25	Oceans Edge Resort & Marina	3,980	446	—	732	—	1,178	29.6%

	25 Hotel Comparable Portfolio (4)	266,361	28,104	(212)	39,133	6,669	73,694	27.7%

	Less: Prior Ownership Results (8)
	Oceans Edge Resort & Marina	(3,980)	(446)	—	(732)	—	(1,178)	29.6%

	Add: Sold Hotels (5)
	Fairmont Newport Beach	3,541	1,019	—	—	—	1,019	28.8%
	Marriott Park City	5,196	1,947	—	523	—	2,470	47.5%
	Marriott Philadelphia	4,120	211	—	628	—	839	20.4%
	Marriott Quincy	5,487	(556)	—	1,127	—	571	10.4%

	Actual Portfolio (6)	$280,725	$30,279	$(212)	$40,679	$6,669	$77,415	27.6%

*Footnotes on page 45

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 44

Supplemental Financial Information May 7, 2018

Property-Level Adjusted EBITDAre Reconciliation
Q1 2018/2017 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the first quarter 2018 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $69,000 in hurricane-related uninsured losses at the Houston Marriott, Houston North Hilton and Oceans Edge Resort & Marina.

(3)

Hotel Adjusted EBITDAre for the first quarter 2018 is impacted by room renovations at the Hyatt Regency San Francisco, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport, by $1.5 million in business interruption proceeds recognized by the Oceans Edge Resort & Marina, and by a total of $19,000 in non-current year property tax credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $14,000; and Hyatt Regency Newport Beach $5,000.

(4)	25 Hotel Comparable Portfolio includes all hotels owned by the Company as of March 31, 2018.
(5)

Sold Hotels for both first quarters 2018 and 2017 include results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018. Sold Hotels for the first quarter 2017 also include results for the Fairmont Newport Beach and the Marriott Park City, sold in February 2017 and June 2017, respectively.

(6)

Actual Portfolio for the first quarter 2018 includes all 25 hotels owned by the Company as of March 31, 2018, plus results generated by the Marriott Philadelphia and the Marriott Quincy before their sale in January 2018. Actual Portfolio for the first quarter 2017 includes all 27 hotels owned by the Company as of March 31, 2017, plus results generated by the Fairmont Newport Beach before its sale in February 2017.

(7)

Other Adjustments for the first quarter 2017 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(8)

Prior Ownership Results include results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from one to forty years.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 45